UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2020

SANDRIDGE MISSISSIPPIAN TRUST II
(Exact name of Registrant as specified in its charter)

Delaware	001-35508	30-0709968
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Bank of New York Mellon Trust Company, N.A. 601 Travis Street, 16th Floor Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 236-6555
Not applicable
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01. Entry Into a Material Definitive Agreement.

On September 10, 2020, SandRidge Mississippian Trust II (the “Trust”) and SandRidge Exploration and Production, LLC (the “Purchaser”), a wholly owned subsidiary of SandRidge Energy, Inc., entered into a Purchase and Sale Agreement (the “Agreement”) for the sale of all of the overriding royalty interests held by the Trust (the “Royalty Interests”) for a purchase price of $5,250,000. The sale closed on September 10, 2020, with an effective date of July 1, 2020. Accordingly, because the Agreement entitles the Purchaser to the revenues from the oil and natural gas production attributable to the Royalty Interests since July 1, 2020, the Trust will not receive any further proceeds from such production and therefore will not make any further regular quarterly cash distributions to the Trust unitholders.

As required by the Amended and Restated Trust Agreement governing the Trust, The Bank of New York Mellon Trust Company, N.A., as the trustee of the Trust (the “Trustee”), will distribute the net proceeds of the sale, after payment of expenses related to the sale, to the Trust unitholders on the quarterly cash distribution date in November 2020.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Purchase and Sale Agreement dated as of September 9, 2020 between SandRidge Exploration and Production, LLC and SandRidge Mississippian Trust II.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE MISSISSIPPIAN TRUST II

By:	The Bank of New York Mellon Trust Company, N.A., as Trustee

By: /s/ Sarah Newell
Name: Sarah Newell
Title: Vice President
Date: September 14, 2020